UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

CIVITAS BANKGROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-27393	62-1297760
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

4 Corporate Centre
810 Crescent Centre Drive, Suite 320
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 383-6619
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On March 15, 2005, Civitas BankGroup, Inc., a Tennessee corporation (“Civitas”) consummated the transfer of all of the common stock of its wholly-owned bank subsidiary BankTennessee, a Tennessee corporation (“BankTennessee”), to a group of investors made up of directors of Civitas and BankTennessee. In exchange for all of the outstanding common stock of BankTennessee, Civitas received 2,000,000 shares of Civitas common stock. The transaction was approved by Civitas directors who are not members of the purchasing group. The effective date of the transaction was March 1, 2005.

Item 7.01. Regulation FD Disclosure.

     See attached press release.

Item 9.01. Financial Statements and Exhibits.

     (b) Pro Forma Financial Information

     The following table presents the unaudited pro forma financial information of Civitas BankGroup, Inc. for the year ended December 31, 2004, giving effect to the exchange of 100% of the stock of its BankTennessee subsidiary for 2,000,000 outstanding shares of Civitas common stock:

CIVITAS BANKGROUP, INC
PRO FORMA FINANCIAL STATEMENTS
as of December 31, 2004
(UNAUDITED)

Condensed Balance Sheets (dollars in thousands)

	CVBG	BKTN	Pro forma
Assets:
Cash and due from banks	$44,896	$14,449	$30,447
Securities	242,129	36,991	205,138
Loans	573,503	135,926	437,577
Allowance for loan losses	(6,446)	(2,019)	(4,427)

Loans, net	567,057	133,907	433,150
Premises and equipment	21,794	6,751	15,043
Other real estate owned	4,446	3,653	793
Goodwill	1,526	—	1,526
Other assets	22,373	4,110	18,263

Total assets	$904,221	$199,861	$704,360

Liabilities and Shareholder’s Equity:
Deposits	$731,469	$164,596	$566,873
Notes payable	4,550	—	4,550
Federal funds purchased and securities sold under repurchase agreements	42,943	5,042	37,901
Advances from Federal Home Loan Bank	51,000	15,000	36,000
Subordinated debentures	12,000	—	12,000
Other liabilities	4,523	1,052	3,471

Total liabilities	846,485	185,690	660,795

Shareholder’s equity	57,736	14,171	43,565	(1)

Total liabilities and shareholders’ equity	$904,221	$199,861	$704,360

Condensed Statements of Earnings (dollars in thousands)

	CVBG	BKTN	Pro forma
Interest income	$42,918	$9,986	$32,932
Interest expense	16,841	3,727	13,114

Net interest income	26,077	6,259	19,818
Provision for loan losses	2,467	1,021	1,446

Net interest income after provision for loan losses	23,610	5,238	18,372
Noninterest income	7,746	962	9,613	(1)
Noninterest expense	28,824	6,915	21,909

Income before taxes	2,532	(715)	6,076
Income taxes	648	(293)	941

Net income	$1,884	$(422)	$5,135

(1)	Includes gain of $2,829,000, representing the market value of the 2,000,000 shares of Civitas Common Stock surrendered in excess of the book value of the shares of BankTennessee exchanged. No gain was recognized for federal income tax purposes.

     (c) Exhibits:

99.1	Press release issued by Civitas BankGroup, Inc., dated March 7, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS BANKGROUP, INC.
By:	/s/ Andy LoCascio
Andy LoCascio
Chief Financial Officer

Date: March 21, 2005

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EXHIBIT INDEX

99.1	Press release issued by Civitas BankGroup, Inc., dated March 7, 2005.

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